UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☒

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

ROYCE GLOBAL VALUE TRUST, INC.
(Name of Registrant as Specified in Its Charter)

SABA CAPITAL MANAGEMENT, L.P.

SABA CAPITAL MASTER FUND, LTD.

SABA II AIV, L.P.

SABA CAPITAL MASTER FUND III, L.P.

SABA CAPITAL CARRY NEUTRAL TAIL HEDGE MASTER FUND LTD.

SABA CAPITAL CEF OPPORTUNITIES 1, LTD.

SABA CAPITAL CEF OPPORTUNITIES 2, LTD.

BOAZ R. WEINSTEIN

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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PRELIMINARY COPY SUBJECT TO COMPLETION

DATED MAY 1, 2020

SPECIAL MEETING OF SHAREHOLDERS OF
ROYCE GLOBAL VALUE TRUST, INC.
_________________________

PROXY STATEMENT
OF

Saba Capital Management, L.P.
_________________________

Please vote the GOLD proxy card to vote AGAINST the proposal to approve a new investment advisory agreement.

Please sign, date and mail the enclosed GOLD proxy card today!

Saba Capital Management, L.P., a Delaware limited partnership (“Saba Capital”), and certain of its affiliates further identified on Appendix A, namely Saba Capital Master Fund, Ltd., Saba II AIV, L.P., Saba Capital Master Fund III, L.P., Saba Capital Carry Neutral Tail Hedge Master Fund Ltd., Saba Capital CEF Opportunities 1, Ltd. and Saba Capital CEF Opportunities 2, Ltd. (collectively, the “Saba Entities,” together with Saba Capital, “Saba,” “we,” “us,” or “our”) are significant shareholders and beneficially own in the aggregate approximately 13% of the outstanding Common Stock, par value $0.001 per share (the “Common Stock”), of Royce Global Value Trust, Inc. (“RGT” or the “Fund”), a Maryland corporation and a closed-end management investment company registered under the Investment Company Act of 1940, as amended. We are writing to you in connection with our opposition to RGT’s proposal to approve a new investment advisory agreement, to be voted on at RGT’s special meeting of shareholders scheduled to be held at [__] [_].m. Eastern time, on Tuesday, July 14, 2020 at the offices of RGT at 745 Fifth Avenue, 23rd Floor, New York, New York, 10151, including any adjournments or postponements thereof and any meeting which may be called in lieu thereof (the “Special Meeting”).

We are therefore furnishing this proxy statement and the enclosed GOLD proxy card to seek your support at the Special Meeting to vote against the following (the “Proposal”):

1.	To approve a new investment advisory agreement with Royce & Associates, LP; and
2.	To transact any other business that may properly come before the Special Meeting.

This proxy statement (including the Appendices hereto, the “Proxy Statement”) and the enclosed GOLD proxy card are first being furnished to shareholders on or about [__].

If you have already sent a proxy card furnished by RGT’s management to RGT, you have every right to change your vote by signing, dating and returning the enclosed GOLD proxy card or by following the instructions for telephone or Internet voting detailed thereon. Only your latest dated proxy card counts!

Please refer to the Section below, Information Concerning the Special Meeting (which is incorporated herein by reference), and RGT’s proxy materials for additional information concerning the Special Meeting, including voting and proxy procedures, votes required for approval of the Proposal and the solicitation of proxies.

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, InvestorCom, toll free at (877) 972-0090 or collect at (203) 972-9300.

This Proxy Statement and all other solicitation materials in connection with this proxy solicitation will be available on the Internet, free of charge, at the SEC’s website https://www.edgar.sec.gov. The Edgar file number for RGT is 811-22532.

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IMPORTANT

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.

•	If your shares are registered in your own name, you may vote such shares by signing, dating and mailing the enclosed GOLD proxy card in the enclosed return envelope to Saba, c/o InvestorCom, Inc., in the enclosed postage-paid envelope today.
•	If your shares are held for you by a brokerage firm, bank, bank nominee or other institution on the record date, only they can vote such shares and only upon receipt of your specific instructions. Accordingly, please instruct your broker or bank to vote the GOLD proxy card on your behalf by following the instructions for Internet voting detailed on the enclosed GOLD proxy card, by calling the toll-free number contained therein, or by signing, dating and mailing the enclosed GOLD proxy card in the enclosed return envelope.

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REASONS FOR OUR SOLICITATION

As one of the largest shareholders of Royce Global Value Trust, Inc., Saba Capital does not believe it is in the best interest of shareholders to approve a new investment advisory agreement with Royce & Associates, LP (“Royce Investment Partners” or “Royce”) because RGT currently trades at a significant discount to NAV. We believe in a situation such as this, where RGT has and is trading at an excessive discount to NAV, investment advisers should not be automatically approved, and in fact we believe it could be beneficial to consider alternatives.

RGT’s April 30, 2020 discount to NAV was –11.3% and it has traded at an average discount to NAV of –14.6% over the last three years. In fact, RGT has not traded at or above NAV for more than six years. Further, RGT’s total return for 2020 is -13.6%, as a result shareholders have made no gains owning this fund (including dividends and distributions), going all the way back to the start of 2018.

As a shareholder, a discount to NAV is problematic because if you sell shares you will not receive full value. When funds suffer from persistent discounts, investors require: (1) a thoughtful and thorough explanation of management’s recent decisions, and (2) the board’s plan going forward. Neither of these proactive steps have been offered by management or RGT’s board of directors (the “Board”), which is why we believe RGT has suffered perpetually wide discounts.

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Saba believes that the market has lost faith in Royce’s ability to add shareholder value due to what Saba views as RGT’s excessive discount level. Toward that end, rather than proposing the approval of the existing investment adviser, the Board should consider authorizing a self-tender offer for all outstanding shares of the Fund at or close to NAV. If a majority of the RGT’s outstanding shares are tendered, that would demonstrate that there is insufficient shareholder support for continuing RGT as a closed-end fund. In that case, the tender offer should be cancelled and RGT should be liquidated or converted into an open-end mutual fund. We believe if the Proposal is approved, the Board will fail to take the necessary actions to address the excessive discount to NAV and it is necessary to send a clear message to the Board to address the excessive NAV discount.

RGT and the Board are likely to come up with a litany of arguments in support of the Proposal but, the simple fact is, Royce and the Board have not been able to effectively manage RGT’s discount.

We urge you to vote against the Proposal by voting on the GOLD proxy card today, which we believe will protect the best interest of shareholders.

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PROPOSAL 1
PROPOSAL TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH ROYCE INVESTMENT PARTNERS

At the Special Meeting, RGT is seeking shareholder approval for a new investment advisory agreement (a “New Agreement”) between RGT and Royce & Associates, LP, a Delaware limited partnership that primarily conducts its business under the name Royce Investment Partners. Shareholders are being asked to approve the New Agreement because RGT’s current investment advisory agreement will terminate upon the sale of Legg Mason, Inc. (“Legg Mason”) to Franklin Resources, Inc. (“Franklin Templeton”). The sale, which will result in a “change of control” of Legg Mason, is described in more detail in RGT’s proxy statement for the Special Meeting.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that an advisory agreement of an investment company provide for automatic termination of the agreement in the event of its “assignment” (as defined in the 1940 Act). A sale of a controlling block of an investment adviser’s “voting securities” (as defined in the 1940 Act) generally is deemed to result in an assignment of the investment adviser’s advisory agreements. The consummation of the transaction described below will constitute a sale of a controlling block of voting securities of Royce that will result in the automatic termination of the current investment advisory agreement between RGT and Royce (the “Current Agreement”).

If shareholders of RGT approve the New Agreement prior to the consummation of the transaction, it will be effective upon the consummation of the transaction. In the event that the transaction is not consummated, Royce will continue to serve as investment adviser of RGT pursuant to the terms of the Current Agreement.

Saba does not believe that the approval of the New Agreement with Royce is in the best interest of shareholders for the reasons stated above.

WE URGE YOU TO VOTE AGAINST THE PROPOSAL TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH ROYCE INVESTMENT PARTNERS ON THE ENCLOSED GOLD PROXY CARD.

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INFORMATION CONCERNING THE SPECIAL MEETING

VOTING AND PROXY PROCEDURES

RGT has set the close of business on [__] as the record date for determining shareholders entitled to notice of and to vote at the Special Meeting (the “Record Date”). Shareholders of record at the close of business on the Record Date will be entitled to vote at the Special Meeting. According to RGT, as of the Record Date, there were [__] total shares of Common Stock outstanding.

Shareholders, including those who expect to attend the Special Meeting, are urged to vote their shares today by following the instructions for Internet voting detailed on the enclosed GOLD proxy card, by calling the toll-free number contained therein, or by signing, dating and mailing the enclosed GOLD proxy card in the enclosed return envelope to Saba Capital Management, L.P., c/o InvestorCom, Inc., in the enclosed postage-paid envelope.

Authorized proxies will be voted at the Special Meeting as marked and, in the absence of specific instructions, will be voted AGAINST the Proposal, and in the discretion of the persons named as proxies on all other matters as may properly come before the Special Meeting.

QUORUM

A quorum of shareholders is required to take action at the Special Meeting. A quorum requires the presence, in person or by proxy, of a majority of the shares of RGT entitled to vote at the Special Meeting. Votes cast by proxy or in person at the Special Meeting will be tabulated by the inspectors and judges of voting appointed for the Special Meeting. The inspectors and judges of voting will determine whether or not a quorum is present at the Special Meeting.

If your shares are owned directly in your name with RGT’s transfer agent, you are considered a registered holder of those shares. If you are the beneficial owner of shares held by a broker or other custodian, you hold those shares in “street name” and are not a registered shareholder.

VOTES REQUIRED FOR APPROVAL

The Proposal requires the affirmative vote of the lesser of (a) 67% or more of the voting power of the voting securities of RGT that are present at the Special Meeting or represented by proxy if holders of shares representing more than 50% of the voting power of the outstanding voting securities of RGT are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of RGT. Approval of the Proposal will occur only if a sufficient number of votes at the Special Meeting are cast “FOR” the Proposal.

Please note that even if shareholders of RGT approve the Proposal, it is possible that the new investment advisory agreements for RGT will not take effect. This is because the completion of the acquisition of Legg Mason by Franklin Templeton will not occur unless certain conditions are met. One of these conditions is that investment advisory clients of Royce and Legg Mason’s other investment subsidiaries representing a specified percentage of Legg Mason’s overall revenue consent to the continuation of their investment advisory relationships after completion of the transaction. This includes approval of the new investment advisory agreement to be effective upon completion of the transaction by RGT shareholders. On the other hand, the sale may take place even if shareholders of RGT do not approve the Proposal. If this should happen, the Board would implement an interim investment advisory agreement with Royce for a period of no more than 150 days after completion of the transaction in order to continue to solicit proxies for the approval of a new investment advisory agreement for the Fund. The Board has approved an interim investment advisory agreement for the Fund to provide for maximum flexibility for its future.

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The information set forth above regarding the vote required to approve the Proposal is based on information contained in RGT’s proxy statement for the Special Meeting. The incorporation of this information in this Proxy Statement should not be construed as an admission by us that such process and procedures are legal, valid or binding.

ABSTENTIONS; BROKER NON-VOTES

Abstentions will be counted for the purpose of determining whether a quorum is present. Abstentions and broker non-votes are not considered “votes cast” and, therefore, do not constitute a vote “FOR” the Proposal. Any abstentions or broker non-votes would effectively be treated as votes “AGAINST” the Proposal.

Broker-dealer firms holding shares of RGT in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the Proposal before the Special Meeting. A broker-dealer that is a member of the New York Stock Exchange and that has not received instructions from a customer or client prior to the date specified in the broker-dealer firm’s request for voting instructions may not vote such customer’s or client’s shares with respect to non-routine proposals, including the Proposal. We urge you to instruct your broker or other nominee to vote your shares AGAINST the Proposal on the GOLD proxy card so that your votes may be counted.

If you hold shares of RGT through a broker-dealer, bank, insurance company or other intermediary (called a service agent) that has entered into a service agreement with RGT or a distributor of RGT, the service agent may be the record holder of your shares. At the Special Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on the Proposal may be deemed to authorize a service provider to vote such shares in favor of the Proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. Because of this practice, a small number of shareholders could determine how RGT votes, if other shareholders fail to vote.

Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee to vote your shares on the GOLD proxy card so that your votes may be counted.

DISCRETIONARY VOTING

Shares held in “street name” and held of record by banks, brokers or nominees may not be voted by such banks, brokers or nominees unless the beneficial owners of such shares provide them with instructions on how to vote. If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent and you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. In particular, failure to vote may not be an effective way to oppose the Proposal. Therefore, you are strongly encouraged to give your broker-dealer, or service agent or participating insurance company specific instructions as to how you want your shares to be voted.

REVOCATION OF PROXIES

Shareholders of RGT may revoke their proxies at any time prior to exercise by attending the Special Meeting and voting in person (although attendance at the Special Meeting will not in and of itself constitute revocation of a proxy), by delivering a later-dated proxy by Internet, by telephone or by mail, or by delivering a written notice of revocation. The delivery of a later-dated proxy which is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to Saba in care of InvestorCom, Inc. (“InvestorCom”) at the address set forth on the back cover of the Proxy Statement or to RGT’s Secretary at 745 Fifth Avenue, 23rd Floor, New York, New York, 10151, or to any other address provided by RGT. Although a revocation is effective if delivered to RGT, Saba requests that either the original or photostatic copies of all revocations be mailed to Saba Capital Management, L.P., c/o InvestorCom, 19 Old Kings Highway S., Suite 210, Darien, CT 06820, so that Saba will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the record date of a majority of the outstanding shares. If you hold your shares in street name, please check your voting instruction card or contact your bank, broker or nominee for instructions on how to change or revoke your vote. Additionally, InvestorCom may use this information to contact shareholders who have revoked their proxies in order to solicit later-dated proxies against the approval of the Proposal described herein.

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SOLICITATION OF PROXIES

The solicitation of proxies pursuant to the Proxy Statement is being made by Saba. Proxies may be solicited by mail, facsimile, telephone, Internet, in person and by advertisements.

Saba has entered into an agreement with InvestorCom for solicitation and advisory services in connection with this solicitation, for which InvestorCom will receive a fee not to exceed $25,000, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. InvestorCom will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Saba has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares they hold of record. It is anticipated that InvestorCom will employ up to 25 persons to solicit RGT’s shareholders for the Special Meeting.

The entire expense of soliciting proxies is being borne by Saba. Because Saba believes that RGT’s shareholders will benefit from this solicitation, Saba intends to seek reimbursement from RGT, to the fullest extent permitted by law, of all expenses it incurs in connection with this solicitation. Saba does not intend to submit the question of such reimbursement to a vote of security holders of RGT unless otherwise required by law. Costs of this solicitation of proxies are currently estimated to be approximately $50,000. We estimate that through the date hereof, its expenses in connection with this solicitation are approximately $25,000.

SHAREHOLDER PROPOSALS

Proposals of shareholders intended to be presented at RGT’s 2020 Annual Meeting of Shareholders must have been received by RGT by April 14, 2020 for inclusion in RGT’s proxy statement and form of proxy for that meeting. RGT’s By-laws generally require advance notice be given to RGT in the event a shareholder desires to nominate a person for election to the Board or to transact any other business from the floor at an annual meeting of shareholders. Notice of any such nomination or other business intended to be presented at RGT’s 2020 Annual Meeting of Shareholders must be in writing and have been received at RGT’s principal executive office between March 15, 2020 and April 14, 2020. Written proposals should be sent to the Secretary of RGT, 745 Fifth Avenue, New York, New York 10151.

The information set forth above regarding the procedures for submitting shareholder nominations and proposals for consideration at the 2020 Annual Meeting is based on information contained in RGT’s proxy statement for the Special Meeting. The incorporation of this information in the Proxy Statement should not be construed as an admission by us that such procedures are legal, valid or binding.

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OTHER MATTERS AND ADDITIONAL INFORMATION

Saba is unaware of any other matters to be considered at the Special Meeting. However, should other matters, which Saba is not aware of a reasonable time before this solicitation, be brought before the Special Meeting, the persons named as proxies on the enclosed GOLD proxy card will vote on such matters in their discretion.

We are asking you to vote AGAINST the Proposal.

Saba has omitted from this proxy statement certain disclosure required by applicable law that is already included in RGT’s proxy statement. This disclosure includes, among other things, biographical information on RGT’s directors and executive officers, the dollar range of shares owned by directors of RGT and information on committees of the Board. Shareholders should refer to RGT’s proxy statement in order to review this disclosure.

According to RGT’s proxy statement, RGT’s investment adviser is Royce & Associates, LP, a limited partnership organized under the laws of Delaware. Royce & Associates, LP primarily conducts its business under the name Royce Investment Partners (“Royce”). Royce is a majority-owned, indirect subsidiary of Legg Mason. Royce, whose principal executive offices are at 745 Fifth Avenue, New York, NY 10151, is responsible for the management of the Fund’s assets. Royce has been investing in smaller-company securities with a value approach for over 45 years. Royce’s assets under management were approximately $[__] billion as of January 31, 2020. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a financial services holding company that provides asset management and financial services through its investment affiliates. Legg Mason’s investment affiliates, including Royce, operate with investment independence and have specialized expertise across equity, fixed income, alternative and liquidity investments and markets around the globe. Legg Mason’s assets under management were approximately $806 billion as of January 31, 2020. Franklin Resources, Inc., whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. Through specialized teams, Franklin Templeton has expertise across all asset classes, including equity, fixed income, alternatives and custom multi-asset solutions. Franklin Templeton has more than 600 investment professionals, who are supported by Franklin Templeton’s integrated, worldwide team of risk management professionals and global trading desk network, and has employees in over 30 countries. The common stock of Franklin Resources, Inc. is traded on The New York Stock Exchange under the ticker symbol “BEN” and is included in the Standard & Poor’s 500 Index.

The information concerning RGT contained in this Proxy Statement and the appendices attached hereto has been taken from, or is based upon, publicly available information.

SABA CAPITAL MANAGEMENT, L.P.

SABA CAPITAL MASTER FUND, LTD.

SABA II AIV, L.P.

SABA CAPITAL CEF OPPORTUNITIES 1, LTD.

SABA CAPITAL CEF OPPORTUNITIES 2, LTD.

SABA CAPITAL MASTER FUND III, L.P.

SABA CAPITAL CARRY NEUTRAL TAIL HEDGE MASTER FUND LTD.

BOAZ R. WEINSTEIN

[__]

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THIS SOLICITATION IS BEING MADE BY SABA AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF RGT. SABA IS NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE SPECIAL MEETING. SHOULD OTHER MATTERS, WHICH SABA IS NOT AWARE OF WITHIN A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE SPECIAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED GOLD PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION. SABA URGES YOU TO VOTE AGAINST THE PROPOSAL, EITHER BY TELEPHONE OR BY INTERNET AS DESCRIBED IN THE ENCLOSED GOLD PROXY CARD OR BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD TODAY.

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APPENDIX A

INFORMATION CONCERNING THE PARTICIPANTS

This proxy solicitation is being made by (i) Saba Capital Management, L.P. (“Saba Capital”); (ii) Saba Capital Master Fund, Ltd. (“SCMF”); (iii) Saba II AIV, L.P., (“AIV”); (iv) Saba Capital Master Fund III, L.P. (“SCMF III”); (v) Saba Capital CEF Opportunities 1, Ltd. (“CEF 1”); (vi) Saba Capital CEF Opportunities 2, Ltd. (“CEF 2”); (vii) Saba Capital Carry Neutral Tail Hedge Master Fund Ltd. (“CNTH”); (viii) certain separately managed accounts managed by Saba Capital (together with SCMF, AIV, SCMF III, CEF 1, CEF 2 and CNTH, the “Saba Entities”); and (xi) Boaz R. Weinstein, principal of Saba Capital (“Mr. Weinstein,” and together with Saba Capital and the Saba Entities, “Saba”). The entities and individuals listed in this paragraph may each be deemed a “Participant” and, collectively, the “Participants.”

As of the close of business on May 1, 2020, the Participants may be deemed to “beneficially own” (within the meaning of Rule 13d-3 or Rule 16a-1 under the Exchange Act for the purposes of this Appendix A), in the aggregate, 1,381,757 shares of Common Stock, par value $0.001 per share, of RGT (the “Common Stock”), representing approximately [__]% of RGT’s outstanding Common Stock. The percentages used herein are based upon [__] shares of Common Stock outstanding as of the Record Date for the Special Meeting. Saba Capital may be deemed to beneficially own 1,381,757 shares of Common Stock.

The Participants entered into a Joint Filing and Solicitation Agreement (the “Joint Filing and Solicitation Agreement”) in which, among other things, (i) the Participants agree to the joint filing on behalf of each of them of statements on Schedule 13D, and any amendments thereto, with respect to the Common Stock, and (ii) the Participants agree to solicit proxies or written consents against the Proposal at the Special Meeting.

Other than as stated herein, there are no arrangements or understandings among members of Saba and any other person or persons pursuant to which the Proposal described herein is to be made. None of the Participants is a party adverse to RGT, or any of its subsidiaries, or has a material interest adverse to RGT, or any of its subsidiaries, in any material pending legal proceeding.

The principal business of Mr. Weinstein is investment management and serving as the Managing Member of Saba Capital Management GP, LLC, a Delaware limited liability company by virtue of its status as the general partner to Saba Capital. The principal business of Saba Capital is to serve as investment manager to various funds that directly hold the Common Stock reported in the aggregate herein. The principal business of the Saba Entities is to invest in securities.

The principal business address of each of Mr. Weinstein and Saba Capital is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

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Unless otherwise noted as shares held in record name by the Saba Entities, the Common Stock held by the Saba Entities are held in commingled margin accounts, which may extend margin credit to such parties from time to time, subject to applicable federal margin regulations, stock exchange rules and credit policies. In such instances, the positions held in the margin account are pledged as collateral security for the repayment of debit balances in the account. The margin accounts bear interest at a rate based upon the broker’s call rate from time to time in effect. Because other securities are held in the margin accounts, it is not possible to determine the amounts, if any, of margin used to purchase the Common Stock reported herein since margin may have been attributed to such other securities and since margin used is not disclosed on an individual per-security basis.

Except as set forth in this Proxy Statement (including the Appendices hereto), (i) during the past 10 years, no Participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant and no associate or “Immediate Family Member” (as defined in Item 22 of Schedule 14A under the Exchange Act (“Item 22”)) of any Participant, is a record owner or direct or indirect beneficial owner of any securities of RGT, any parent or subsidiary of RGT, any investment adviser, principal underwriter, or “Sponsoring Insurance Company” (as defined in Item 22) of RGT, or in any registered investment companies overseen or to be overseen by the Participant within the same “Family of Investment Companies” (as defined in Item 22) that directly or indirectly controls, is controlled by or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance, or affiliated person of RGT; (iii) no Participant in this solicitation owns any securities of RGT which are owned of record but not beneficially; (iv) no Participant in this solicitation has purchased or sold any securities of RGT or RGT’s investment adviser during the past two years, nor from either entity’s “Parents” or “Subsidiaries” (as defined in Item 22); (v) no Participant has any “family relationship” for the purposes of Item 22 whereby a family member is an “Officer” (as defined in Item 22 ), director (or person nominated to become an Officer or director), employee, partner, or copartner of RGT, RGT’s investment adviser and/or a principal underwriter of any of the foregoing, or any Subsidiary or other potential affiliate of any of the foregoing; (vi) no part of the purchase price or market value of the securities of RGT owned by any Participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vii) no Participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of RGT, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (viii) no associate of any Participant in this solicitation owns beneficially, directly or indirectly, any securities of RGT; (ix) no Participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of RGT; (x) during the last five years, no Participant has had any arrangement or understanding with any other person pursuant to which he or it has undertaken this solicitation; (xi) no Participant and no Immediate Family Member of any Participant in this solicitation or any of his or its associates was a party to, or had a direct or indirect material relationship in, any transaction or series of similar transactions since the beginning of RGT’s last two completed fiscal years, or is a party to any currently proposed transaction, or series of similar transactions in which the amount involved exceeds $120,000 and for which any of the following was or is a party: RGT or any of its subsidiaries, an Officer of RGT, an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser, principal underwriter, or Sponsoring Insurance Company as RGT or having an investment adviser, principal underwriter, or Sponsoring Insurance Company that directly or indirectly controls, is controlled by or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of RGT (an investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person of RGT, or any Officer or any person directly or indirectly controlling, controlled by, or under common control with any investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person of RGT; an Officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of RGT; or an Officer of a person directly or indirectly controlling, controlled by, or under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of RGT; (xii) during the last five years, no Participant and no Immediate Family Member of any Participant has had a position or office with: (a) RGT; (b) an investment company, or a person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser, principal underwriter, or Sponsoring Insurance Company as RGT or having an investment adviser, principal underwriter, or Sponsoring Insurance Company that directly or indirectly controls, is controlled by, or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of RGT; (c) an investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person (xiii) no Participant in this solicitation or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by RGT or its affiliates, or with respect to any future transactions to which RGT or any of its affiliates will or may be a party; (xiv) no Participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise, in any matter to be acted on at the Special Meeting; (xv) there are no material pending legal proceedings to which any Participant or any of his or its associates is a party adverse to RGT or, to the best of Saba’s knowledge after reasonable investigation, any affiliated person of RGT, nor does any Participant have a material interest in such proceedings that is adverse to RGT or, to the best of the Saba’s knowledge after reasonable investigation, any affiliated person of RGT; (xvi) since the beginning of the last two completed fiscal years, no Participant (and no Immediate Family Member of a Participant) has served on the board of directors or trustees of a company or trust where an Officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of RGT, or any person directly or indirectly controlling, controlled by, or under common control with any of those, serves on the board of directors or trustees; and (xvii) no Participant has withheld information that is required to be disclosed under the following Items under Regulation S-K under the Exchange Act: Item 401(f) with respect to involvement in certain legal proceedings, Item 401(g) with respect to promoters and control persons, and Item 405 with respect to beneficial ownership and required filings.

9

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APPENDIX B

TRANSACTIONS IN SECURITIES OF RGT DURING THE PAST TWO YEARS

Nature of the Transaction	Amount of Securities Purchased/(Sold)	Date of Purchase/Sale

Saba

Purchase of Common Stock	22,702	05/11/2018
Sale of Common Stock	(1,286)	09/26/2018
Sale of Common Stock	(200)	09/27/2018
Purchase of Common Stock	4,600	10/02/2018
Sale of Common Stock	(13,967)	11/01/2018
Purchase of Common Stock	9,930	02/13/2019
Purchase of Common Stock	2,000	02/14/2019
Purchase of Common Stock	26,111	02/15/2019
Purchase of Common Stock	5,687	02/19/2019
Purchase of Common Stock	22,082	02/20/2019
Purchase of Common Stock	13,991	02/21/2019
Purchase of Common Stock	7,498	02/22/2019
Purchase of Common Stock	122	02/25/2019
Purchase of Common Stock	8,602	02/26/2019
Purchase of Common Stock	35,936	03/01/2019
Purchase of Common Stock	200	03/05/2019
Purchase of Common Stock	2,896	03/13/2019
Purchase of Common Stock	6,516	03/19/2019
Purchase of Common Stock	7,858	03/20/2019
Purchase of Common Stock	23,582	03/21/2019
Purchase of Common Stock	25,953	03/22/2019
Purchase of Common Stock	3,296	03/29/2019
Purchase of Common Stock	9,700	04/01/2019
Purchase of Common Stock	8,211	04/02/2019
Purchase of Common Stock	5,470	04/03/2019
Purchase of Common Stock	8,991	04/04/2019
Sale of Common Stock	(1,328)	04/17/2019
Purchase of Common Stock	1,328	06/11/2019
Purchase of Common Stock	1,328	06/20/2019
Sale of Common Stock	(1,328)	07/11/2019
Sale of Common Stock	(1,328)	07/18/2019
Sale of Common Stock	(3,984)	07/22/2019
Sale of Common Stock	(6,640)	07/24/2019
Sale of Common Stock	(3,599)	09/30/2019
Sale of Common Stock	(3,000)	10/01/2019
Sale of Common Stock	(9,060)	10/04/2019
Sale of Common Stock	(2,433)	10/10/2019
Sale of Common Stock	(3,011)	10/11/2019
Sale of Common Stock	(1,128)	01/14/2020
Sale of Common Stock	(2,570)	01/15/2020
Sale of Common Stock	(18,000)	01/16/2020
Sale of Common Stock	(2,944)	01/17/2020
Sale of Common Stock	(1,149)	01/21/2020
Sale of Common Stock	(6,130)	01/22/2020
Purchase of Common Stock	11,405	01/23/2020
Purchase of Common Stock	5,774	01/24/2020
Purchase of Common Stock	14,704	01/27/2020
Purchase of Common Stock	9,200	01/28/2020
Purchase of Common Stock	20,000	01/29/2020
Purchase of Common Stock	37,300	01/30/2020
Purchase of Common Stock	6,739	01/31/2020
Purchase of Common Stock	8,639	02/03/2020
Purchase of Common Stock	46,493	02/04/2020
Purchase of Common Stock	4,560	02/05/2020
Purchase of Common Stock	27,836	02/06/2020
Purchase of Common Stock	38,155	02/07/2020
Sale of Common Stock	(4,651)	02/10/2020
Sale of Common Stock	(3,130)	02/11/2020
Sale of Common Stock	(4,120)	02/12/2020
Sale of Common Stock	(12,934)	02/13/2020
Purchase of Common Stock	13,895	02/14/2020
Purchase of Common Stock	1,620	02/18/2020
Purchase of Common Stock	28,763	02/20/2020
Purchase of Common Stock	3,600	02/21/2020
Purchase of Common Stock	400	02/24/2020
Purchase of Common Stock	6,100	02/26/2020
Purchase of Common Stock	11,137	02/27/2020
Purchase of Common Stock	1,201	03/03/2020
Purchase of Common Stock	7,325	03/04/2020
Purchase of Common Stock	4,975	04/06/2020
Purchase of Common Stock	5,600	04/13/2020
Purchase of Common Stock	30,000	04/20/2020
Purchase of Common Stock	215,862	04/22/2020
Purchase of Common Stock	101,224	04/23/2020
Purchase of Common Stock	118,560	04/24/2020
Purchase of Common Stock	12,596	04/27/2020

10

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APPENDIX C

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table is reprinted from RGT’s Definitive Proxy Statement filed with the Securities and Exchange Commission on [__], 2020.

______________________

11

IMPORTANT

Tell your Board what you think! Your vote is important. No matter how many shares you own, please give Saba your proxy AGAINST the Proposal by voting your shares by telephone or Internet as described in the enclosed GOLD proxy card or by signing and dating the enclosed GOLD proxy card, and returning it in the postage-paid envelope provided.

If any of your shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares and only upon receipt of your specific instructions. Accordingly, please contact the person responsible for your account and instruct that person to execute the GOLD proxy card. In addition, if you hold your shares in a brokerage or bank account, your broker or bank may allow you to provide your voting instructions by telephone or Internet. Please consult the materials you receive from your broker or bank prior to authorizing a proxy by telephone or Internet. Saba urges you to confirm in writing your instructions to Saba in care of InvestorCom, Inc. at the address provided below so that Saba will be aware of all instructions given and can attempt to ensure that such instructions are followed.

If you have any questions or require any additional information concerning this Proxy Statement, please contact InvestorCom at the address and telephone numbers set forth below:

If you have any questions, require assistance in voting your GOLD proxy card,

or need additional copies of Saba’s proxy materials,

please contact InvestorCom at the phone numbers listed below.

19 Old Kings Highway S.

Suite 210

Darien, CT 06820

Shareholders call toll free at (877) 972-0090

Banks and Brokers may call collect at (203) 972-9300

You may also contact Saba via email at

SabaProxy@sabacapital.com

GOLD PROXY CARD

PRELIMINARY COPY SUBJECT TO COMPLETION

DATED MAY 1, 2020

ROYCE GLOBAL VALUE TRUST, INC.

special Meeting OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF SABA CAPITAL MANAGEMENT, L.P. AND THE OTHER PARTICIPANTS NAMED IN THIS PROXY SOLICITATION (COLLECTIVELY, “SABA”)

THE BOARD OF DIRECTORS OF ROYCE GLOBAL VALUE TRUST, INC.
IS NOT SOLICITING THIS PROXY

P          R          O          X          Y

The undersigned appoints Michael D’Angelo, Paul Kazarian, Pierre Weinstein, Adam Finerman and John Grau and each of them, attorneys and agents with full power of substitution to vote all Common Stock of Royce Global Value Trust, Inc. (“RGT”), a Maryland corporation and a closed-end management investment company registered under the Investment Company Act of 1940, as amended, that the undersigned would be entitled to vote at the special meeting of shareholders of RGT scheduled to be held at [__] [_].m. Eastern time, on Tuesday, July 14, 2020 at the offices of RGT at 745 Fifth Avenue, 23rd Floor, New York, New York, 10151 including at any adjournments or postponements thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the instructions indicated herein, with discretionary authority as to any and all other matters that may properly come before the meeting or any adjournment, postponement, or substitution thereof that are unknown to us a reasonable time before this solicitation.

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of RGT held by the undersigned, and hereby ratifies and confirms all action the herein named attorney and proxy, his substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorney and proxy or his substitutes with respect to any other matters as may properly come before the Special Meeting that are unknown to Saba at a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSAL ON THE REVERSE, THIS PROXY WILL BE VOTED “AGAINST” THE PROPOSAL.

This Proxy will be valid until the completion of the Special Meeting. This Proxy will only be valid in connection with Saba’s solicitation of proxies for the Special Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

GOLD PROXY CARD

[X] Please mark vote as in this example

SABA STRONGLY RECOMMENDS THAT SHAREHOLDERS VOTE “AGAINST” THE PROPOSAL.

1.	Proposal to consider and approve a new investment advisory agreement, by and between Royce & Associates, LP and Royce Global Value Trust, Inc.
☐FOR	☐AGAINST	☐ABSTAIN

Saba intends to use this proxy to vote “against” this Proposal.

DATED: ____________________________

____________________________________

(Signature)

____________________________________

(Signature, if held jointly)

____________________________________

(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.